EXHIBIT 1.3

                                                        Monthly Operating Report

CASE NAME:   CADIZ PROPERTIES, INC.                                ACCRUAL BASIS

CASE NUMBER: 01-80459-RCM-11                                       2/13/95

JUDGE:   STEVEN A. FELSENTHAL



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2001

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                          Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


    James C. Williams                                  February 20, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:


                                                          Secretary
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


    James C. Williams                                 February 20, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-1

COMPARATIVE BALANCE SHEET
ASSETS                                                   SCHEDULE                MONTH            MONTH         MONTH
                                                         AMOUNT                 Jan. 2002

1.       UNRESTRICTED CASH                                                             3,666
2.       RESTRICTED CASH                                                                   -
3.       TOTAL CASH                                                                    3,666
4.       ACCOUNTS RECEIVABLE (NET)                                                         -
5.       INVENTORY                                                                         -
6.       NOTES RECEIVABLE                                                                  -
7.       PREPAID EXPENSES                                                                  -
8.       OTHER (ATTACH LIST)                                                          61,494
9.       TOTAL CURRENT ASSETS                                                         65,380
10.      PROPERTY, PLANT & EQUIPMENT                                              11,372,640
11.      LESS: ACCUMULATED                                                         1,878,872
         DEPRECIATION/DEPLETION
12.      NET PROPERTY, PLANT & EQUIPMENT                                           9,493,768
13.      DUE FROM INSIDERS                                                         1,596,159
14.      OTHER ASSETS - NET OF AMORTIZATION                                          121,105
         (ATTACH LIST)
15.      OTHER (ATTACH LIST)
16.      TOTAL ASSETS                                                             11,276,412
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                                  -
18.      TAXES PAYABLE                                                                     -
19.      NOTES PAYABLE                                                                     -
20.      PROFESSIONAL FEES                                                                 -
21.      SECURED DEBT                                                                 90,780
22.      OTHER (ATTACH LIST)                                                               -
23.      TOTAL POSTPETITION LIABILITIES                                               90,780
PREPETITION LIABILITIES
24.      SECURED DEBT                                                              7,401,415
25.      PRIORITY DEBT                                                                     -
26.      UNSECURED DEBT                                                                    -
27.      OTHER (ATTACH LIST)                                                               -
28.      TOTAL PREPETITION LIABILITIES                                             7,401,415
29.      TOTAL LIABILITIES                                                         7,492,195
EQUITY
30.      PREPETITION OWNERS' EQUITY                                                3,646,334
31.      POSTPETITION CUMULATIVE PROFIT                                              137,883
         (OR LOSS)
32.      DIRECT CHARGES TO EQUITY                                                          -
         (ATTACH EXPLANATION)
33.      TOTAL EQUITY                                                              3,784,217
34.      TOTAL LIABILITIES & OWNERS'                                              11,276,412
         EQUITY


CASE NAME:   CADIZ PROPERTIES, INC.                                                                        MOR-1

CASE NUMBER: 01-80459-RCM-11



8.       Property Tax Escrow                                                                              $  61,494

14.      Capitalized Professional Fees Net of Amortization                                                $ 121,105




CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-2

INCOME STATEMENT

REVENUES                                                     MONTH       MONTH           MONTH         QUARTER
                                                                                                        TOTAL
                                                        January, 2002

1.       GROSS REVENUE                                          154,887                                    154,887
2.       LESS : RETURNS & DISCOUNTS                                   -                                          -
3.       NET REVENUE                                            154,887                                    154,887
COST OF GOODS SOLD
4.       MATERIAL                                                     -                                          -
5.       DIRECT LABOR                                                 -                                          -
6.       DIRECT OVERHEAD                                              -                                          -
7.       TOTAL COST OF GOODS SOLD                                     -                                          -
8.       GROSS PROFIT                                           154,887                                    154,887
OPERATING EXPENSES
9.       OFFICER/INSIDER COMPENSATION                                 -                                          -
10.      SELLING & MARKETING                                          -                                          -
11.      GENERAL AND ADMINISTRATIVE                                  25                                         25
12.      RENT AND LEASE                                               -                                          -
13.      OTHER (ATTACH LIST)                                          -                                          -
14.      TOTAL OPERATING EXPENSES                                    25                                         25
15.      INCOME BEFORE NON-OPERATING INCOME                     154,642                                    154,642
         AND EXPENSE
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME (ATT. LIST)                             -                                          -
17.      NON-OPERATING EXPENSES (ATT. LIST)                           -                                          -
18.      INTEREST EXPENSE                                        51,110                                     51,110
19.      DEPRECIATION/DEPLETION                                  21,041                                     21,041
20.      AMORTIZATION                                             1,706                                      1,706
21.      OTHER (ATTACH LIST)                                          -                                          -
22.      NET OTHER INCOME & EXPENSES                             73,857                                     73,857
REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                            -                                          -
24.      U.S. TRUSTEE FEES                                          250                                        250
25.      OTHER (ATTACH LIST)                                          -                                          -
26.      TOTAL REORGANIZATION EXPENSES                              250                                        250
27.      INCOME TAX                                                   -                                          -
28.      NET PROFIT (LOSS)                                       80,535                                     80,535


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-3

CASH RECEIPTS AND DISBURSEMENTS                              MONTH        MONTH           MONTH         QUARTER
                                                                                                         TOTAL
                                                         January, 2002

1.       CASH-BEGINNING OF MONTH                                  4,161                                      4,161
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                                   -                                          -
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION                                                  -                                          -
4.       POSTPETITION                                                 -                                          -
5.       TOTAL OPERATING RECEIPTS                                     -                                          -
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                               -                                          -
7.       SALE OF ASSETS                                               -                                          -
8.       OTHER (ATTACH LIST)                                          -                                          -
9.       TOTAL NON-OPERATING RECEIPTS                                 -                                          -
10.      TOTAL RECEIPTS                                               -                                          -
11.      TOTAL CASH AVAILABLE                                     4,161                                      4,161
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                                  -                                          -
13.      PAYROLL TAXES PAID                                           -                                          -
14.      SALES, USE & OTHER TAXES PAID                                -                                          -
15.      SECURED/RENTAL/LEASES                                        -                                          -
16.      UTILITIES                                                    -                                          -
17.      INSURANCE                                                    -                                          -
18.      INVENTORY PURCHASES                                          -                                          -
19.      VEHICLE EXPENSES                                             -                                          -
20.      TRAVEL                                                       -                                          -
21.      ENTERTAINMENT                                                -                                          -
22.      REPAIRS & MAINTENANCE                                        -                                          -
23.      SUPPLIES                                                     -                                          -
24.      ADVERTISING                                                  -                                          -
25.      OTHER (ATTACH LIST)                                         25                                         25
26.      TOTAL OPERATING DISBURSEMENTS                               25                                         25
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                            -                                          -
28.      U.S. TRUSTEE FEES                                          250                                        250
29.      OTHER (ATTACH LIST)1                                         -                                          -
30.      TOTAL REORGANIZATION EXPENSES                              250                                        250
31.      TOTAL DISBURSEMENTS                                        275                                        275
32.      NET CASH FLOW                                             (275)                                      (275)
33.      CASH - END OF MONTH                                      3,886                                      3,886





CASE NAME:   CADIZ PROPERTIES, INC.                                                                           MOR-3

CASE NUMBER: 01-80459-RCM-11


25.      Bank Charges                                                                                     $   25.00



CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-4

                                                                       MONTH            MONTH         MONTH
ACCOUNTS RECEIVABLE ACCOUNTS
                                                                    January, 2002

1.       0-30
2.       31-60
3.       61-90
4.       91+
5.       TOTAL ACCOUNTS RECEIVABLE
6.       AMOUNT CONSIDERED UNCOLLECTIBLE
7.       ACCOUNTS RECEIVABLE (NET)                                       0


AGING OF POSTPETITION TAXES AND PAYABLES                                                    MONTH: January, 2002
TAXES PAYABLE                                             0-30 DAYS   31-60 DAYS  61-90 DAYS   91+ DAYS    TOTAL

1.       FEDERAL
2.       STATE
3.       LOCAL
4.       OTHER (ATTACH LIST)
5.       TOTAL TAXES PAYABLE                                  0           0          0          0           0

6.       ACCOUNTS PAYABLE                                     0           0          0          0           0


STATUS OF POSTPETITION TAXES                                                                        MONTH: DECEMBER 2001

FEDERAL                                                  BEGINNING          AMOUNT            AMOUNT       ENDING TAX
                                                            TAX           WITHHELD OR          PAID         LIABILITY
                                                         LIABILITY          ACCRUED


1.       WITHHOLDING**
2.       FICA-EMPLOYEE**
3.       FICA-EMPLOYER**
4.       UNEMPLOYMENT
5.       INCOME
6.       OTHER (ATTACH LIST)
7.       TOTAL FEDERAL TAXES                                0                  0                 0             0
STATE AND LOCAL
8.       WITHHOLDING
9.       SALES
10.      EXCISE
11.      UNEMPLOYMENT
12.      REAL PROPERTY
13.      PERSONAL PROPERTY
14.      OTHER (ATTACH LIST)
15.      TOTAL STATE & LOCAL                                0                  0                 0             0
16.      TOTAL TAXES                                        0                  0                 0             0



CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-5

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                               MONTH: January, 2002


BANK RECONCILIATIONS                           Account #1       Account #2        Account #3            TOTAL

A.       BANK                                  Comerica
B.       ACCOUNT NUMBER                        1880058878
C.       PURPOSE (TYPE)
1.       BALANCE PER BANK STATEMENT               3,886                                                 3,886
2.       ADD: TOTAL DEPOSITS NOT
         CREDITED
3.       SUBTRACT OUTSTANDING CHECKS
4.       OTHER RECONCILING ITEMS
5.       MONTH END BALANCE PER BOOKS              3,886                                                 3,886
6.       NUMBER OF LAST CHECK WRITTEN             1052


INVESTMENT ACCOUNTS
                                                   DATE OF           TYPE OF          PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER                         PURCHASE         INSTRUMENT          PRICE              VALUE

7.
8.
9.
10.
11. TOTAL INVESTMENTS                                 0                  0                 0                    0


CASH

12. CURRENT ON HAND                                                                                             0



13. TOTAL CASH - END OF MONTH                                                                               3,886


CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-6


PAYMENTS TO INSIDERS AND PROFESSIONALS                      MONTH: January, 2002

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (I.E. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                        INSIDERS
NAME                          TYPE OF                       AMOUNT PAID                   TOTAL PAID TO
                              INSTRUMENT                                                  DATE

1.
2.
3.
4.
5.
6. TOTAL PAYMENTS                                               0                           0
    TO INSIDERS


                                                      PROFESSIONALS
NAME                     DATE OF              AMOUNT            AMOUNT            TOTAL PAID           TOTAL
                         COURT                APPROVED           PAID              TO DATE            INCURRED
                         ORDER                                                                        AND UNPAID*
                         AUTHORIZING
                         PAYMENT

1.
2.
3.
4.
5.
6.  TOTAL                  0                      0                0                  0                    0
    PAYMENTS TO
    PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS





NAME OF CREDITOR              SCHEDULED                     AMOUNT PAID                   TOTAL UNPAID
                              MONTHLY                       DURING MONTH                  POSTPETITION
                              PAYMENTS DUE

1.       Morgan Guaranty        69,782                          0                            69,782
2.
3.
4.
5.
6. TOTAL PAYMENTS                                               0                            69,782
   TO PROFESSIONALS

CASE NAME:   CADIZ PROPERTIES, INC.                     Monthly Operating Report

CASE NUMBER: 01-80459-RCM-11                                     ACCRUAL BASIS-7


QUESTIONNAIRE                                                                                     MONTH: DECEMBER 2001
                                                                                        YES                 NO

1.       HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE                                               X
         NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.       HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER                                               X
         THAN A DEBTOR IN POSSESSION ACCOUNT?
3.       ARE ANY POST PETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)                   X
         DUE FROM RELATED PARTIES?
4.       HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS                                        X
         REPORTING PERIOD?
5.       HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR                                            X
         FROM ANY PARTY?
6.       ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
7.       ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                       X
8.       ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
9.       ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
10.      ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                     X
         DELINQUENT?
11.      HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING                                          X
         PERIOD?
12.      ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X

IF THE  ANSWER  TO ANY OF THE ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE

1.       ARE WORKERS' COMPENSATION, GENERAL LIABILITY AND OTHER                           X
         NECESSARY INSURANCE COVERAGES IN EFFECT?
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
3.       PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE  QUESTIONS  IS "NO," OR IF ANY  POLICIES  HAVE
BEEN  CANCELED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,   PROVIDE  AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

All insurance coverage is maintained by debtor's parent Alford Refrigerated Warehouses, Inc., Case No. 01-39776- BJH-11



                              INSTALLMENT PAYMENTS

       TYPE OF POLICY                    CARRIER                   PERIOD COVERED                PAYMENT AMOUNT
                                                                                                   & FREQUENCY








CASE NAME:   CADIZ PROPERTIES, INC.                                   MOR-7

CASE NUMBER: 01-80459-RCM-11

Questionnaire:


3. Rent receivable is due from Debtor's parent, Alford Refrigerated Warehouses, Inc.
         Case #01-39776-BJH-11

Insurance:

All insurance coverage is maintained by Debtor's parent, Alford Refrigerated Warehouses, Inc.
Case #01-39776-BJH-11